PBHG FUNDS

                        SUPPLEMENT DATED OCTOBER 22, 2002

                             To the Prospectuses for
                  PBHG Global Technology & Communications Fund
                                       and
                             PBHG Cash Reserves Fund

         This Supplement updates certain information contained in the Prospectus for the PBHG Class shares dated July 29, 2002 and in the Prospectus for the Advisor Class shares dated July 29, 2002 (as supplemented September 24, 2002). You should retain the Prospectus for future reference. You may obtain additional copies of these Prospectuses and all current Supplements free of charge by calling 1-800-433-0051 or via the Internet at www.pbhgfunds.com.

PBHG GLOBAL TECHNOLOGY & Communications Fund

         The Board of Trustees of PBHG Funds has called a special meeting of PBHG Global Technology & Communications Fund shareholders to be held on Thursday, February 27, 2003 to approve a proposal to merge the PBHG Global Technology & Communications Fund into the PBHG Technology & Communications Fund. Only shareholders who own shares of the PBHG Global Technology & Communications Fund at the close of business on Monday, December 16, 2002, the record date, will be entitled to notice of and to vote at the February 27, 2003 special meeting of the PBHG Global Technology & Communications Fund shareholders. More detailed information will be contained in the forthcoming proxy statement.

PBHG CASH RESERVES FUND

         The PBHG Cash Reserves Fund is managed by Timothy Smith. Mr. Smith has worked closely with Mr. Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President and Associate of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.